UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 15, 2004

                                   PAID, INC.
               (Exact name of Registrant as Specified in Charter)

        Delaware                     0-28720                     73-1479833
     (State or other        (Commission File Number)           (IRS Employer
     Jurisdiction of                                         Identification No.)
     Incorporation)

                4 Brussels Street, Worcester, Massachusetts 01610
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (508) 791-6710

                            SALES ONLINE DIRECT, INC.
                   (Former Name, if Changed Since Last Report)

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Item 5. Other Events and Required FD Disclosure.

      Paid, Inc. has set a second mandatory exchange date of its stock certificates. The new mandatory exchange date is January 16, 2004. Paid, Inc. announced its original mandatory stock certificate exchange date for December 8, 2003, the effective date of Paid, Inc.'s name change, CUSIP number change and trading symbol change. The Company also had announced an amendment to its bylaws to require that all stock certificates held in street name or otherwise must now include the name of the beneficial owner. The operational processing by the industry for a mandatory exchange that the Company had intended upon its announcement did not occur. Instead, the industry treated the announcements solely as a name and CUSIP change without a mandatory exchange of stock certificates. After discussing the matter with representatives of Nasdaq and others in the industry, and to facilitate and comply with the Company's bylaws, the Company has determined to set a second mandatory stock certificate exchange date of January 16, 2004, and, as of that date, will use a new CUSIP number of 69561N204. To effectuate the Company's bylaws change to reflect the name of beneficial owners on all certificates, and as part of the mandatory exchange, the Company anticipates that NASDAQ will announce separately that it will temporarily change trading and quotation of Paid Inc.'s securities on the OTC Bulletin Board ("OTCBB") to a "when-issued" basis, effective January 16, 2004, until such time as Nasdaq determines certificates representing a sufficient number of shares have been exchanged. Paid, Inc.'s stock symbol during the "when issued" period is expected to be PAYDV. The effect of the "when-issued" basis is to take the clearing and settlement of trades temporarily outside of the T+3 rule. The change to a "when-issued" status will prevent clearing and settling trades of Paid, Inc.'s stock during the time that the "when-issued" status is in effect. The Company expects that the settlement of all trades made after the new effective date will be through physical delivery of stock certificates rather than through DTC. The Company's Press Release that announces the mandatory exchange and related matters described herein is attached as Exhibit 99.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PAID, INC.


         Date: January 15, 2004          By:         /s/ Gregory Rotman
                                             -----------------------------------
                                             Gregory Rotman, President and Chief
                                                      Executive Officer

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                                  Exhibit Index

99    Press Release dated January 15, 2004.